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EXHIBIT 23.1

                             ACCOUNTANTS' CONSENT



The Board of Directors
ViroPharma Incorporated:

We consent to the use of our report incorporated herein by reference.

                                   KPMG LLP

Princeton, New Jersey
May 25, 2000